EXHIBIT 10.1


                                     CONSENT
                                     -------

     THIS CONSENT (this "Consent"), dated as of December 19, 2006, with an effective date as set forth in Section 3 hereof, is entered into by and among FAMILY DOLLAR STORES, INC., a Delaware corporation (the "Company") and FAMILY DOLLAR, INC., a North Carolina corporation ("FDI" and, together with the Company, the "Borrowers"), the Lenders party to the Credit Agreement referred to below (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose
                              --------------------

     The Borrowers, the Administrative Agent and the Lenders are parties to the Credit Agreement dated as of August 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have agreed to make, and have made, certain Loans to the Borrowers.

     Pursuant to Section 7.1(b) of the Credit Agreement, the Company is required to deliver audited financial statements to the Administrative Agent by no later than one-hundred five (105) days after the end of each Fiscal Year (the "Annual Required Delivery Date"). In addition, Section 7.1(a) of the Credit Agreement requires the Company to deliver unaudited financial statements to the Administrative Agent by no later than sixty (60) days after the end of each fiscal quarter (the "Quarterly Required Delivery Date"). Section 7.2 of the Credit Agreement requires the Company to deliver an Officer's Compliance Certificate in connection with (a) the audited financial statements delivered pursuant to Section 7.1(b) and (b) the quarterly financial statements delivered pursuant to Section 7.1(a), in each case, on or prior to the Annual Required Delivery Date and the Quarterly Required Delivery Date, respectively.

     The Company (a) will be unable to deliver the audited financial statements required to be delivered pursuant to Section 7.1(b) for the Fiscal Year ended August 26, 2006 (the "2006 Annual Financial Statements") and the Officer's Compliance Certificate related to the 2006 Annual Financial Statements (collectively, the "Outstanding Annual Financial Information") on or prior to the Annual Required Delivery Date, (b) will be unable to deliver the quarterly unaudited financial statements required to be delivered pursuant to Section 7.1(a) for the fiscal quarter ended November 26, 2006 (the "November 2006 Quarterly Financial Statements") and the Officer's Compliance Certificate related to the November 2006 Quarterly Financial Statements (collectively, the "Outstanding Quarterly Financial Information") on or prior to the Quarterly Required Delivery Date and (c) has requested that the Required Lenders extend the required time for delivery of the Outstanding Annual Financial Information and the Outstanding Quarterly Financial Information (collectively, the "Outstanding Financial Information").

     Subject to and in accordance with the terms and conditions set forth herein, the Required Lenders are willing to extend the delivery dates for the Outstanding Financial Information to March 31, 2007.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized Terms. All capitalized undefined terms used in this Consent (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

     2. Consent. Pursuant to Section 13.2 of the Credit Agreement and effective in accordance with Section 3 hereof, the Required Lenders hereby extend the required time for delivery of the Outstanding Financial Information to March 31, 2007. The parties hereto acknowledge and agree that with respect to any reporting period occurring after November 26, 2006, the provisions of Sections 7.1 and 7.2 (including without limitation the requirements regarding delivery times) shall remain in full force and effect.

     3. Effectiveness. This Consent shall be deemed to be effective upon satisfaction of each of the following conditions:

          (a) Consent Documents. The Administrative Agent shall have received a duly executed counterpart of this Consent from the Administrative Agent, each Credit Party and the Required Lenders; and

          (b) Amendment to Note Purchase Agreement. The Administrative Agent shall have received a duly executed copy of such documentation reflecting the consent of the purchasers party to that certain Note Purchase Agreement dated as of September 27, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof) evidencing the Senior Unsecured Notes necessary to extend the required date for delivery of the August 26, 2006 audited financial statements and November 26, 2006 quarterly financial statements to March 31, 2007 or later.

          4. Covenant. The Borrowers, jointly and severally, shall promptly (but in any event within 10 days of the date hereof) reimburse the
Administrative Agent for all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          5.   Reaffirmation of Subsidiary Guaranty Agreement.

          (a) By its execution hereof, each Subsidiary Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Consent, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents remain in full force and effect.

          (b) Each Subsidiary Guarantor confirms that the Subsidiary Guaranty Agreement shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Consent.

          6. Effect of Consent. Except as expressly provided herein, the Credit Agreement and the Loan Documents shall remain unmodified and in full force and effect. This Consent shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document (including, without limitation, any term or condition related to the Stock Option Event (as defined below)), (b) to be a waiver of, or consent to, a modification or amendment to any term or provision of any Loan Document specifically consented to, waived, amended or modified by this Consent on any other occasion, or (c) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein (including, without limitation, in connection with the Stock Option Event), as the same may be amended or modified from time to time. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          7.   Representations and Warranties/No Default.

          (a) By its execution hereof, each Credit Party hereby certifies that (after giving effect to this Consent) (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof, except, in each case, where such foregoing certifications may be untrue by reason of the issuance and dating of previously issued stock options and the accounting therefor, all as previously disclosed to the Administrative Agent and in filings with the Securities and Exchange Commission (the "Stock Option Event").

          (b) By its execution hereof, each Credit Party hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate action to authorize the execution, delivery and performance of this Consent and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

          (c) By its execution hereof, each Credit Party hereby represents and warrants that this Consent has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

          8. Governing Law. This Consent shall be governed by, and construed in accordance with, the law of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

          9. Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

          10. Fax Transmission. A facsimile, telecopy or other reproduction of this Consent may be executed by one or more parties hereto, and an executed copy of this Consent may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Consent as well as any facsimile, telecopy or other reproduction hereof.


                           [Signature Pages To Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date and year first above written.

                               FAMILY DOLLAR STORES, INC., as Borrower

                               By: /s/ R. James Kelly
                                   ---------------------------------------------
                                   Name: R. James Kelly
                                         ---------------------------------------
                                   Title: President and Chief Operating Officer
                                          --------------------------------------


                               FAMILY DOLLAR, INC., as Borrower

                               By: /s/ R. James Kelly
                                   ---------------------------------------------
                                   Name: R. James Kelly
                                         ---------------------------------------
                                   Title: President and Chief Operating Officer
                                          --------------------------------------


                               FAMILY DOLLAR SERVICES, INC., as Subsidiary
                               Guarantor

                               By: /s/ R. James Kelly
                                   ---------------------------------------------
                                   Name: R. James Kelly
                                         ---------------------------------------
                                   Title: President and Chief Operating Officer
                                          --------------------------------------


                               FAMILY DOLLAR OPERATIONS, INC., as Subsidiary Guarantor

                               By: /s/ R. James Kelly
                                   ---------------------------------------------
                                   Name: R. James Kelly
                                         ---------------------------------------
                                   Title: President and Chief Operating Officer
                                          --------------------------------------


                               FAMILY DOLLAR TRUCKING, INC., as Subsidiary
                               Guarantor

                               By: /s/ R. James Kelly
                                   ---------------------------------------------
                                   Name: R. James Kelly
                                         ---------------------------------------
                                   Title: President and Chief Operating Officer
                                          --------------------------------------

                               AGENTS AND LENDERS:

                               WACHOVIA BANK, NATIONAL ASSOCIATION,
                               as Administrative Agent, Swingline Lender,
                               Fronting Bank and Lender


                               By: /s/ Jorge A. Gonzalez
                                   ---------------------------------------------
                                   Name: Jorge A. Gonzalez
                                         ---------------------------------------
                                   Title: Managing Director
                                          --------------------------------------

                               BRANCH BANKING AND TRUST COMPANY, as Syndication Agent and Lender

                               By: /s/ Stuart M. Jones
                                   ---------------------------------------------
                                   Name: Stuart M. Jones
                                         ---------------------------------------
                                   Title: Senior Vice President
                                          --------------------------------------

                               REGIONS BANK, as Documentation Agent and Lender

                               By: /s/ Elaine B. Passman
                                   ---------------------------------------------
                                   Name: Elaine B. Passman
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                               U.S. BANK NATIONAL ASSOCIATION, as
                               Documentation Agent and Lender

                               By: /s/ Veronica Morrissette
                                   ---------------------------------------------
                                   Name: Veronica Morrissette
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                               BANK OF AMERICA, N.A., as Lender

                               By: /s/ Alexis MacElhiney
                                   ---------------------------------------------
                                   Name: Alexis MacElhiney
                                         ---------------------------------------
                                   Title: Director
                                          --------------------------------------

                               NATIONAL CITY BANK, as Lender

                               By: /s/ Brian Strayton
                                   ---------------------------------------------
                                   Name: Brian Strayton
                                         ---------------------------------------
                                   Title: Senior Vice President
                                          --------------------------------------

                               PNC BANK, NATIONAL ASSOCIATION, as Lender

                               By: /s/ Benjamin Kline
                                   ---------------------------------------------
                                   Name: Benjamin Kline
                                         ---------------------------------------
                                   Title: Officer
                                          --------------------------------------